Exhibit 99.1

2012 Citi Global Property CEO Conference March 11 - 14, 2012

Aimco APARTMENT HOMES

Aimco 2012 Plan

	What We Expect	How We Plan to Get There
Operations ***A Solid Year Ahead***	■ Conventional Same-Store NOI ↑ 5.25% - 7.25% ■ Affordable Same-Store NOI ↑ 0.0% - 1.0% ■ Total Same-Store NOI ↑ 4.5% - 6.25%	■ Revenue ↑ 4.5% - 5.5%: 2.1% "in the bank" from 2011 and 5.0%+ increase in 2012 lease rates ■ Expenses ↑ 2.5% - 3.0% due to increases in real estate taxes & insurance; operating expenses flat
Portfolio ***Better Than Ever***	■ Conventional rents ↑ ~10% to $1,260 from $1,143 today ■ Affordable portfolio < 10% of NAV ■ Conventional NOI margin ↑ ~1.5% to ~64% ■ Conventional Free Cash Flow margin (1) ↑ ~3% to ~58%	■ Dispositions $550 - $650M • Sell 25+ Conventional properties with average rents < $700 • Sell 60+ Affordable properties with average ownership of 41% ■ Acquisitions $220M+ with $160M in partnerships
Redevelopment ***Full Speed Ahead***	■ Conventional redevelopment $125 - $150M ■ Robust pipeline; 5% - 6% of NAV under redevelopment at one time	■ Eight projects underway in 2012; four in coastal California and four others in Seattle, Chicago and Philadelphia; ~$400M multi-year investment ■ Three vacant properties; ~1,220 units returned to service over next two years; target rents > $2,400 ■ Current returns on un-trended rents > 7%, Free Cash Flow IRRs > 10%
Balance Sheet ***Lower Leverage*** (2)	■ EBITDA:Interest 2.5:1 ■ EBITDA:Interest & Preferred Dividends 2.0:1 ■ Debt:EBITDA 7.5x ■ Debt & Preferreds:EBITDA 9x ■ Continue to be non-recourse, long-term, fixed rate borrower	■ Increasing property income ■ Property debt amortization $83M or ~2% of debt ■ Refinance maturing debt of $118M or ~2.5% of debt ■ Opportunistic redemption of high cost preferreds
Business ***Simpler***	■ Average ownership in Conventional properties ↑ to 96% ■ Sale of third-party asset management business; ~$0.01 per share of 2011 and 2012 FFO ■ Average ownership in Affordable properties ↑ to 74%	■ Tender or merge 11 partnerships with 19 properties; 7 public partnerships with average annual administration costs of ~$1M ■ Earn-in of technology initiatives, scale reductions and efficiency gains
Earnings & Dividend ***Moving Up***	■ FFO of $1.72 - $1.82 per share ↑ 8% ■ AFFO of $1.17 - $1.29 per share ↑ 21% ■ Dividend ↑ 50% to $0.72 per share per year; ~60% AFFO payout	■ Stick to the plan

(1) Free Cash Flow is defined as property NOI less assumed capital replacement expenditures of $850 per unit
(2) Leverage metrics based on annualized projected 4Q 2012 EBITDA

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Property Operations Strategy

Low turnover strategy contributes to NOI performance

Low turnover strategy:

- ❑ Customer retention is key to greater NOI contribution and more predictable operating results
  - Aimco's annual turnover of 48% is significantly lower than an apartment industry average of 55% - 60% [1]
  - By maintaining lower than industry average turnover, Aimco avoids expensed and capitalized turn costs, vacancy loss and marketing expense of $10 - $12M annually
  - Renewal lease rates are generally less volatile and are, on average, higher than new lease rates
- ❑ On average, customers choose to rent an Aimco apartment for 22 months, up 22% from 2007



Conventional Same-Store Revenue & NOI Growth
2006 - 2012E
130
125
120
115
110
105
100
2005
2006
2007
2008
2009
2010
2011
2012E (2)
AIV NOI
AIV Revenue
AIV Revenue
Peer Avg Revenue
AIV NOI
Peer Avg NOI

(1) Based on information collected by YieldStar.
(2) Peer group consists of AvalonBay, Camden, Equity Residential, Essex, Home Properties and UDR. 2012E represents midpoint of company guidance.

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2012 Plan: Property Operations Property operations is on track for a solid year What We Expect How We Plan to Get There Year-to-Date Progress Conventional Same-Store NOI ? 5.25% - 7.25% Affordable Same-Store NOI ? 0.0% - 1.0% Total Same-Store NOI ? 4.5% - 6.25% Revenue ? 4.5% - 5.5%: 2.1% "in the bank" from 2011 5.0%+ increase in 2012 lease rates Expenses ? 2.5% - 3.0%: ? real estate taxes & insurance operating expenses flat Lease rates on track High occupancy Expenses tracking better than expected due to mild winter Year-to-DateBlended lease rates ? 2.9%New lease rates ? 0.8%Renewal lease rates ? 5.1%ADO ahead of plan at 95.9%

Aimco
• APARTMENT HOMES •

Portfolio Strategy

Portfolio designed around our target customers

Our target customers are:

- ❑ Aged 24 - 40 → high propensity to rent
- ❑ College-educated → strongest job and earnings growth, lowest unemployment
- ❑ Single → homeownership is a lifestyle choice; not yet motivated by marriage, children

And they want to live in:

- ❑ Hub and gateway cities → lifestyle, job opportunities
- ❑ Urban areas → proximity to jobs

Portfolio increasingly concentrated in the locations where our target customers want to live


Seattle
Boston
Suburban NY / NJ
Philadelphia
Manhattan
Chicago
Washington
Bay Area
Denver
Greater Los Angeles
San Diego
Phoenix
Atlanta
Dallas / Ft Worth
Jacksonville
Orlando
Tampa
Houston
South Florida

Capital Allocation Objectives:

- Increase capital
- Maintain capital
- Decrease capital
- Upgrade locations within market
- Recycle out

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2012 Plan: Portfolio 2012 Plan: Portfolio Portfolio plan is on track AIV Share: $550 - $650M Conventional PropertiesPortfolio average rents increase ~5% through sales of 25+ properties with average rents < $700AIV share of gross dispositions $500 - $600MFCF margin increases at rate twice that of NOI margin due to levering effect of capital replacement spending Affordable PropertiesSell 60+ properties in which Aimco's average ownership is ~41%AIV share of gross dispositions ~$50MIn connection with sale of asset managed portfolio, sell 20+ consolidated NAPICO properties in which Aimco's average ownership is ~14%YE 2012 affordable portfolio:~25 properties to be sold by the end of 2013~65 tax credit redevelopment properties, most to be liquidated over the next five years as credits are deliveredEliminate compliance activities, lower offsite costs INVESTMENTS Real Estate: $220M$147M in seven public partnerships$73M in other partnership tenders and mergers, and property purchases DISPOSITIONS Total: $345 - $370M Redevelopment: $125 - $150MEight projects underway in 2012; four in coastal California and four others in Seattle, Chicago and Philadelphia; ~$400M multi-year investmentThree vacant properties; ~1,220 units returned to service over next two years; target rents > $2,400Current returns on un-trended rents > 7%, Free Cash Flow IRRs > 10% * Free Cash Flow is defined as property NOI less assumed capital replacement expenditures of $850 per unit

Redevelopment Strategy

Pipeline of opportunities to generate higher risk-adjusted returns

Redevelopment philosophy:

- ❑ Land in quality locations appreciates over time
- ❑ Older assets in quality locations provide opportunity for redevelopment
- ❑ Redevelopment is a short-cycle business making it a lower-risk activity than ground-up development
- ❑ Currently, redevelopment provides higher risk-adjusted returns than acquisitions, with 2012 projects generating current returns > 7% in markets where cap rates average ~4.5%
- ❑ Aimco's portfolio composition and expertise in redevelopment provide a pipeline of opportunities

Pacific Bay Vistas, San Bruno CA


San Francisco

Madera Vista, Corte Madera CA


Corte Madera
Tiburon
San Francisco

Lincoln Place Apartments, Venice CA


Santa Monica
Marina Del Rey

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2012 Plan: Redevelopment

Redevelopment plan is on track

What We Expect	How We Plan to Get There	Year-to-Date Progress
❑ Conventional redevelopment $125 - $150M ❑ Robust pipeline; up to 5% - 6% of NAV under redevelopment at one time	❑ Eight projects underway in 2012 with ~$400M multi-year investment ❑ Three vacant properties; ~1,220 units returned to service over next two years ❑ Current returns on un-trended rents > 7%, Free Cash Flow IRRs > 10%	❑ Lincoln Place and Pacific Bay Vistas are under construction ❑ Palazzo West will start construction by the end of March ❑ Madera Vista, 2900 on First and Elm Creek will start construction during 2Q ❑ The Sterling and Park Towne will start construction during 4Q


2900 on First
$13M ($95K/unit)
Elm Creek
$10M (~$345K/unit - new construction)
Madera Vista
$30M ($240K/unit)
The Sterling
Final costs TBD
Pacific Bay Vistas
$52M ($170K/unit)
Park Towne
Final costs TBD
Palazzo West
$17M ($140K/unit)
Lincoln Place
$150M ($185K/unit)

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Balance Sheet Strategy Balance sheet designed for safety Leverage strategy:Limit entity risk by avoiding recourse debt, of which Aimco has virtually noneReduce repricing risk by using fixed rate loans and refinancing nearer-term maturities to lock in current interest ratesReduce refunding risk by laddering maturities of long-term, non-recourse, amortizing property loans with little or no near-term maturities and perpetual preferred stockHedge against inflation and cap rate expansion by using long-dated, fixed rate leverage * As of 12/31/2011 with the exception that 2012 maturities exclude $56M of committed financings and $69M of refinancing activity occurring during the first quarter 2012. Avg cost: 5.50% Avg cost: 7.55%
2012 Plan: Balance Sheet 2012 Plan: Balance Sheet De-levering plan is on track, may accelerate * 2012 leverage metrics are based on annualized projected 4Q 2012 EBITDA.

Business Strategy

Simple business: own and operate apartments, redevelop some

Business strategy:

- Own and operate B+ apartments in desirable markets serving customers with high and rising incomes
- Redevelop properties where returns are > 150 basis points higher than acquisitions

Eliminate non-core activities, simplify structure and reduce costs:

COMPLETE	IN PROCESS
Exit third-party property management	Reduce number of partnerships
Exit third-party asset management	Reduce investment in Affordable properties
Exit tax credit redevelopment	

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2012 Plan: Business 2012 Plan: Business Simplification plans are on-track
2012 Plan: Earnings & Dividend Increasing earnings, higher dividends FFO $1.72 - $1.82AFFO $1.17 - $1.29Dividend $0.72, ~ 60% AFFO payout
Forward-Looking Statements and Other Information This presentation contains forward-looking statements within the meaning of the federal securities laws, including statements regarding projected results and specifically: projected 2012 operating results, asset sales and redevelopment investment; projected returns on redevelopment projects started during 2012; the impact of acquisition, disposition and other investment activities on portfolio metrics; and projected 2012 leverage ratios. These forward-looking statements reflect management's judgment as of this date, and Aimco assumes no obligation to revise or update them to reflect future events or circumstances. These forward-looking statements include certain risks and uncertainties. Readers should carefully review Aimco's financial statements and notes thereto, as well as the risk factors described in Aimco's Annual Report on Form 10-K for the year ended December 31, 2011, and the other documents Aimco files from time to time with the Securities and Exchange Commission. This presentation does not constitute an offer of securities for sale.